SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                   May 5, 1998


                      DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                (Exact Name of Registrant as Specified in Charter)

         Delaware                 0-12850                  13-3152648
(State or Other Jurisdiction    (Commission             (I.R.S. Employer
    of Incorporation)           File Numbers)           Identification No.)


                        200 N. Westlake Blvd., Suite 202
                            Westlake Village, CA 91362
                    (Address of Principal Executive Offices)


                                  (805) 381-2700
                           (Registrant's Telephone Number)

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Item 5.  OTHER EVENTS
         ------------

     Reference is made to the press release of Registrant, issued on May 5, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 1998              Dental/Medical Diagnostic Systems, Inc.

                         By: /s/ Ronald E. Wittman
                            --------------------------------
                                 Ronald E. Wittman
                                 Vice President and Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBITS


99.1     Press Release dated May 5, 1998

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